UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 15, 2023

(Date of earliest event reported)

BBCMS Mortgage Trust 2023-C21

(Central Index Key Number 0001985684)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key Number 0001840727)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC

(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-09	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 15, 2023, Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, BMO Capital Markets, CGMI, DBSI and Drexel, the “Underwriters”) entered into an agreement with the Registrant and Barclays Capital Holdings Inc. (“BCHI”), dated as of September 15, 2023 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) on October 5, 2023 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $613,881,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $65,379,690, to Barclays, BMO Capital Markets, CGMI, DBSI, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of September 15, 2023 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On October 5, 2023 (the “Closing Date”), Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2023-C21, Commercial Mortgage Pass-Through Certificates, Series 2023-C21 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of October 1, 2023, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class S and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Healthcare Trust MOB Portfolio	4.10	4.2
Fashion Valley Mall	4.11	4.2(1)
RTL Retail Portfolio	4.12	N/A(1)
Cipriani NYC Portfolio	4.13	N/A
Rhino Retail Portfolio 2	4.14	N/A
CX - 250 Water Street	4.15	4.3(1)
La Habra Marketplace	4.16	N/A
Soho Beach House Miami	4.17	4.4
Novolex Portfolio	4.18	4.4
Triple Net Portfolio	4.19	4.5
Art Ovation Hotel	4.20	4.5
Great Lakes Crossing Outlets	4.21	4.6
Centene	4.22	4.7
11 West 42nd Street	4.23	4.8(2)
500 Delaware	4.24	4.5
Back Bay Office	4.25	4.4
One & Two Commerce Square	4.26	4.9
TOTAL Plaza	4.27	4.5
Seagate Campus	4.28	4.4
1516 Motor Parkway	4.29	N/A
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(2)	The subject Whole Loan will be serviced under the pooling and servicing agreement related to the BANK5 2023-5YR3 securitization, which has a closing date of September 28, 2023. The Registrant will file the Non-Serviced PSA upon availability.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2023-C21 (the “Issuing Entity”), a common law trust fund to be formed on October 5, 2023 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 25 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of October 5, 2023, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of October 5, 2023, between the Registrant and 3650 REIT (the “3650 REIT Mortgage Loan Purchase Agreement”), (iii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of October 5, 2023, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (iv) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of October 5, 2023, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”) and (v) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of October 5, 2023, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated September 15, 2023 (the “Prospectus”) and as filed with the Securities and Exchange Commission on September 15, 2023. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of September 15, 2023.

The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of September 15, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of July 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, KeyBank National Association, as Ashburn Data Center special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of February 1, 2023, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of July 1, 2023, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC, as a special servicer, Situs Holdings, LLC, solely with respect to the Back Bay Office Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of November 1, 2022, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of April 1, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Argentic Services Company LP, as Pacific Design Center special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of November 1, 2021, among 3650 REIT Commercial Mortgage Securities II LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	To be filed by the Registrant upon availability.
Exhibit 4.9	Pooling and Servicing Agreement, dated and effective as of August 1, 2023, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, LNR Partners, LLC, as general special servicer, National Cooperative Bank, N.A., as co-op master servicer and as co-op special servicer, Computershare Trust Company, N.A., as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 24, 2023, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, and Note A-6 Holder, Societe Generale Financial Corporation, as Note A-7 Holder, Note A-8 Holder, Note A-9 Holder, Note A-10 Holder and Note A-11 Holder, and KeyBank National Association, as Note A-12 Holder, Note A-13 Holder and Note A-14 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of May 25, 2023, by and between Bank of America, N.A., as Initial Note A-1-1, Note A-1-2, Note A-1-3 and Note A-1-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-2-1, Note A-2-2, Note A-2-3 and Note A-2-4 Holder, Bank of Montreal, as Initial Note A-3-1, Note A-3-2, Note A-3-3, Note A-3-4, Note A-3-5 and Note A-3-6 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-4-1 and Note A-4-2 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of August 30, 2023, by and between Barclays Capital Real Estate Inc., Societe Generale Financial Corporation, KeyBank National Association and Bank of Montreal.
Exhibit 4.13	Co-Lender Agreement, dated as of August 30, 2023, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder and Citi Real Estate Funding Inc., as Initial Note A-3 Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of July 28, 2023 by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder and Bank of America, N.A., as Initial Note A-4 Holder and Initial Note A-6 Holder.
Exhibit 4.15	Agreement Between Note Holders, dated as of January 27, 2023, by and between Bank of America, National Association, as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, Wells Fargo Bank, National Association, as Initial Note A-9 Holder, Initial Note A-10 Holder, Initial Note A-11 Holder, Initial Note A-12 Holder, Initial Note A-13 Holder Initial Note A-14 Holder, Initial Note A-15 Holder and Initial Note A-16 Holder, Goldman Sachs Bank USA, as Initial Note A-17 Holder and Initial Note A-18 Holder, and 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-19 Holder and Initial Note A-20 Holder.

Exhibit 4.16	Agreement Between Note Holders, dated as of October 7, 2022 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1-A Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1-B Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2-A Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2-B Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2-C Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3-A Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3-B Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3-C Holder.
Exhibit 4.17	Co-Lender Agreement, dated as of June 19, 2023, by and between JPMorgan Chase Bank, National Association., as Initial Note A-1 Holder, JPMorgan Chase Bank, National Association., as Initial Note A-2 Holder, JPMorgan Chase Bank, National Association., as Initial Note A-3-1 Holder, JPMorgan Chase Bank, National Association., as Initial Note A-3-2 Holder and JPMorgan Chase Bank, National Association., as Initial Note A-4 Holder, and Citi Real Estate Funding Inc., as Initial Note A-5-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-5-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-6 Holder and Citi Real Estate Funding Inc., as Initial Note A-7 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of July 18, 2023, by and among DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder and Note A-5 Holder, and Goldman Sachs Bank USA, as Note A-6 Holder, Note A-7-1 Holder and Note A-7-2 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of November 30, 2022 by and between 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-1 Holder, 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-2 Holder, 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-3 Holder, 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-4 Holder and 3650 Real Estate Investment Trust 2 LLC, as Initial Note A-5 Holder.
Exhibit 4.20	Agreement Between Note Holders, dated as of October 7, 2022 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3 Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-4 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of January 5, 2023, by and among Goldman Sachs Bank USA, DBR Investments Co. Limited, and Bank of Montreal.
Exhibit 4.22	Agreement Between Note Holders, dated as of November 18, 2021 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3 Holder.

Exhibit 4.23	Agreement Between Note Holders, dated as of June 30, 2023 by and between Bank of America, N.A., as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder, Initial Note A-1-3 Holder, Initial Note A-1-4 Holder and Initial Note A-1-5 Holder, UBS AG, New York Branch, as Initial Note A-2-1 Holder, Initial Note A-2-2 Holder, Initial Note A-2-3 Holder, Initial Note A-2-4 Holder, Initial Note A-2-5 Holder, Initial Note A-2-6 Holder, Initial Note A-2-7 Holder, Initial Note A-2-8 Holder, Initial Note A-2-9 Holder, Initial Note A-2-10 Holder and Initial Note A-2-11 Holder and LMF Commercial, LLC, as Initial Note A-3-1 Holder, Initial Note A-3-2 Holder, Initial Note A-3-3 Holder, Initial Note A-3-4 Holder, Initial Note A-3-5 Holder, Initial Note A-3-6 Holder, Initial Note A-3-7 Holder and Initial Note A-3-8 Holder.
Exhibit 4.24	Agreement Between Note Holders, dated as of November 30, 2022 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-4 Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-5 Holder.
Exhibit 4.25	Amended and Restated Agreement Between Note Holders, dated as of August 2, 2023, by and between New York Life Insurance Company, as Initial Note A-1 Holder, Teachers Insurance and Annuity Association of America, as Initial Note A-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-3 Holder, Computershare Trust Company, National Association, Not In Its Individual Capacity But Solely as Trustee for the Benefit of the Holders of Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, and any Related Uncertificated VRR Interest Owner, as Initial Note A-4-1 Holder, Zions Bancorporation, N.A., as Initial Note A-4-2 Holder, Deutsche Bank AG, New York Branch, as Initial Note A-4-3 Holder, Initial Note A-5-1 Holder and Initial Note A-5-2 Holder, Computershare Trust Company, National Association, Not In Its Individual Capacity But Solely as Trustee for the Benefit of the Holders of BANK5 2023-5YR2, Commercial Mortgage Pass-Through Certificates, Series 2023-5YR2, and the Related VRR Interest Owners, as Initial Note A-6 Holder, Wells Fargo Bank, National Association, as Initial Note A-7-A Holder and Initial Note A-7-B Holder, Computershare Trust Company, National Association, Not In Its Individual Capacity But Solely as Trustee for the Benefit of the Holders of Benchmark 2023-B39 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-B39, and Any Related Uncertificated VRR Interest Owner, as Initial Note A-8-1 Holder, Goldman Sachs Bank USA, as Initial Note A-8-2-A Holder, Goldman Sachs Bank USA, as Initial Note A-8-2-B Holder and Initial Note A-8-3 Holder, SM Finance (Gorelux) LLC, as Initial Note B-1 Holder and Initial Note B-2 Holder, and Deutsche Bank AG, New York Branch, as Initial Agent.
Exhibit 4.26	Agreement Between Note Holders, dated as of June 1, 2023, by and between Bank of America, N.A., as Initial Note A-1, Initial Note A-2, Initial Note A-3 and Initial Note A-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-5, Initial Note A-6, Initial Note A-7 and Initial Note A-8 Holder, and JPMorgan Chase Bank, National Association, as Initial Note A-9, Initial Note A-10, Initial Note A-11 and Initial Note A-12 Holder.
Exhibit 4.27	Agreement Between Note Holders, dated as of October 6, 2022, by and among Column Financial, Inc., as Initial Note A-1 Holder, Column Financial, Inc., as Initial Note A-2 Holder, Column Financial, Inc., as Initial Note A-3 Holder, Column Financial, Inc., as Initial Note A-4 Holder, Column Financial, Inc., as Initial Note A-5 Holder, Column Financial, Inc., as Initial Note A-6 Holder, and Column Financial, Inc., as Initial Note A-7 Holder.

Exhibit 4.28	Agreement Between Note Holders, dated as of June 9, 2023, by and between Citi Real Estate Funding Inc., as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, UBS AG New York Branch, as Note A-4 Holder, Note A-5-1 and Note A-5-2 Holder, and Wells Fargo Bank, National Association, as Note A-6 Holder.
Exhibit 4.29	Agreement Between Note Holders, dated as of October 5, 2023 by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder and 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated September 15, 2023.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, between 3650 Real Estate Investment Trust 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of October 5, 2023, German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2023	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer